Summary Prospectus Supplement

July 31, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated July 31, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2019, as amended on February 11, 2019

Discovery Portfolio

Supplement dated July 31, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2019

Global Strategist Portfolio

Effective August 1, 2019, the first sentence of the second paragraph of the section of each Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class B, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more.

Please retain this supplement for future reference.

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